CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Third Quarter 2007 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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3Q07 Highlights
Record EPS of $0.45
Net interest income grew 3% over the 2Q07; net interest margin was
3.65%
Core noninterest income increased 16% over the same quarter of the prior year
Core noninterest expenses decreased 3% from the 2Q07
Improved efficiency ratio of 53.29% compared to 56.20% for the 2Q07
Annualized net charge-off ratio was 0.18% for the first nine months of
2007 and 0.27% for 3Q07 compared to 0.20% for the 2Q07
Nonperforming assets ratio at Sept 30, 2007 was 0.46% compared to
0.29% at June 30, 2007

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Sound Credit Quality
Credit quality remains sound
No sub-prime products
Diversified loan portfolio by MSA, borrower and product type
Year to date annualized net charge-off ratio was 0.18% of average loans and 0.27% annualized for the quarter
The nonperforming asset ratio increased to 0.46% primarily from four loan relationships totaling approximately $21 million in Florida and
Georgia.  Subsequent to September 30, 2007 one of the four has been resolved.
The allowance for loan losses was 1.14% of total loans, compared to
1.13% at 12/31/06
The allowance covered 246% of nonperforming assets

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Summary of Loan Loss Experience
2003 – 3Q07
1 Annualized
2 Reserve/YTD Net Charge-offs Annualized
3Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.14% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $172,678 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 246% 695% 536% 402% 184%
YTD Net Charge-off Ratio to Average Loans 0.18%
1
0.12% 0.14% 0.19% 0.31%
YTD Net Charge-offs ($ in 000's) $20,171 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 6.42
2
9.53 8.90 6.31 3.91
Nonperforming Assets ($ in 000's) $70,153 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.46% 0.16% 0.21% 0.29% 0.65%

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We do not
sacrifice credit quality for loan growth
Our real estate portfolios are diverse – by collateral type, location, and borrower
The dynamics of our markets continue to be positive (population and job growth)
Commercial real estate within our markets remains very strong
We have focused on financing loans that have good market and industry support, experienced principals and management, and supportive financial ratios
We have always required personal guarantees from parties with financial strength
We have stayed away from riskier products such as subprime, option
ARM’s, stated income, mezzanine financing, credit cards, and we do very little unsecured lending
What Gives Us Comfort in Today’s Market

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$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1 Excluding restructuring charges
2Q07 3Q07
$0.43
$0.44
1
$0.45
2%

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$422
$455
$495
$567
$709
$755
$190
$196
2001 2002 2003 2004 2005 2006 2Q07 3Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.66%    3.65%
Net Interest
Margin
3%

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Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
2Q07 191.6 $            3.66%
Commercial Bank of Florida 4.5                   -0.01%
Decrease in Loan Volumes (3.3)                  0.00%
Increase in Securities 1.1                   -0.05%
Redemptions 2.9                   0.05%
New FHLB Advances 0.8                   0.02%
Deposit Mix Change offset partially
by lower deposit rates (1.0)                  -0.02%
Day Count 1.4
3Q07 198.0 $            3.65%
New REIT Issuance and Trust Preferred

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$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$16,464
$16,682
2001 2002 2003 2004 2005 2006 2Q07 3Q07
Average Deposits
4%
8%
15%
1 Excluding the acquisition
($ in millions)
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
1%
-2%
1

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2.30%
2.37%
2.42% 2.42%
2.34%
2.35%
2.29%
2.38%
2.24%
2002 2003 2004 2005 2006 Sep
YTD
06
Sep
YTD
07
2Q07 3Q07
$107
$141
$146
$176
$182
$132
$152
$53 $53
2002 2003 2004 2005 2006 Sep
YTD
06
Sep
YTD
07
2Q07 3Q07
Strong Growth in Noninterest Income
and Controlled Expenses
Core Noninterest Income
1
Growth
Core Noninterest Expense
2
to Average Assets
1
Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, changes in fair value of swap derivatives and gain on sale of Goldleaf, merchant services, branches and mortgage loans
2
Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
-3%
15%
($ in millions)
-6%

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Sep Sep
YTD YTD % Change
2007 2006 3Q07 2Q07 YTD QTD
Service charges on deposit accounts 55.7 $    46.2 $    19.4 $   18.7 $   21% 4%
Electronic banking 14.0       12.8       4.9        4.6        9% 7%
Other retail banking fees 9.7         10.9       2.8        3.3        -11% -15%
Retail Banking Fees 79.4       69.9       27.1      26.6      14% 2%
Financial planning services 12.6       10.7       4.5        4.3        18% 5%
Mortgage banking origination and sales 10.1       9.8         3.2        3.7        3% -14%
Mortgage warehouse fees 19.2       18.4       5.9        6.3        4% -6%
Bank-owned life insurance 15.0       12.2       5.1        5.0        23% 2%
Other income 15.8       11.2       7.2        6.9        41% 4%
Core Noninterest Income 152.1     132.2     53.0      52.8      15% 0%
Securities and derivatives gains, net 2.1         4.4         -        1.1        NM NM
Securities restructuring charges (36.0)      -         -        -        NM NM
Gain on sale of mortgage loans 3.9         -         -        -        NM NM
Gain on sale of merchant services 4.9         -         -        4.9        NM NM
Gain on sale of Goldleaf -         2.8         -        -        NM NM
Total Noninterest Income 127.0 $  139.4 $  53.0 $   58.8 $   -9% -10%
  Annualized Noninterest Income to Average Assets¹
0.87% 0.80% 0.88% 0.92%
  Noninterest Income to Total Revenue¹
21.2% 18.8% 21.3% 21.7%
Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
Sep Sep
YTD YTD % Change
2007 2006 3Q07 2Q07 YTD QTD
Salaries and employee benefits 208.2 $ 212.2 $  68.3 $   70.3 $   -2% -3%
Occupancy expense of bank premises, net 56.9 49.1 19.6 18.7 16% 5%
Furniture and equipment expense 39.7 35.6 13.2 13.4 12% -1%
Professional services 13.7 13.7 5.0 4.6 0% 9%
Electronic banking and other retail banking expenses 15.5 9.1 5.8 5.5 70% 5%
Amortization of intangible assets 9.7 9.2 3.5 3.2 5% 9%
Communications 8.6 7.9 2.7 2.9 9% -7%
Postage and courier 7.9 8.1 2.6 2.7 -2% -4%
Advertising 7.4 8.3 1.6 3.7 -11% -57%
Travel 5.3 6.1 1.6 2.0 -13% -20%
Other expense 28.4 29.8 9.8 10.4 -5% -6%
Core Noninterest Expense 401.3 389.1 133.7 137.4 3% -3%
Severance expense 4.1 - 0.5 0.5 NM NM
Merger related expenses 2.3 - 0.8 1.1 NM NM
Net losses related to the early extinguishment of debt
6.9 - - 2.5 NM NM
Total Noninterest Expense 414.6 $ 389.1 $  135.0 $ 141.5 $ 7% -5%
Efficiency Ratio
1
55.56% 55.27% 53.29% 56.20%
Annualized Noninterest Expense to Average Assets
1
2.29% 2.35% 2.24% 2.38%

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14 Record Earnings Per Share of $0.45 Net Interest Margin of 3.65% Sound Credit Quality Strong fee income growth and effective expense management – Improved efficiency ratio of 53.29% Summary

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

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16 Supplemental Information

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EPS Reconciliation
2007
1Q07 2Q07 3Q07 YTD
Diluted earnings per share - GAAP 0.24 $ 0.43 $ 0.45 $ 1.11 $
Impact of restructuring charges:
Loss on securities portfolio 0.23 - - 0.23
Loss on extinguishment of debt 0.03 0.02 - 0.05
0.26 0.02 - 0.28
Income tax benefit (0.09) (0.01) - (0.10)
After tax restructuring charge 0.17 0.01 - 0.18
Diluted earnings per share, excluding
restructuring charges 0.41 $ 0.44 $ 0.45 $ 1.29 $

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Selected Average Balances
($ in millions)
% Change
3Q07 2Q07 3Q06 2Q07 3Q06
Earning Assets 21,584 $     20,969 $     20,886 $     3% 3%
Loans, Net of Unearned Income 15,312        15,113        15,505        1% -1%
Loans Held for Sale 1,637           1,881           1,680           -13% -3%
Securities  3,088           2,596           3,035           19% 2%
Resell Agreements and Other Interest Earning Assets 1,547           1,379           666              12% 132%
Total Assets 23,873        23,097        22,691        3% 5%
Total Deposits 16,682        16,464        15,899        1% 5%
Noninterest Bearing Deposits 2,950           2,936           2,926           0% 1%
Interest Bearing Transaction Accounts 6,412           6,375           6,135           1% 5%
Time Deposits 7,320           7,153           6,838           2% 7%
Repurchase Agreements 562              511              849              10% -34%
S/T Borrowings and Fed Funds 655              636              1,510           3% -57%
L/T Debt 3,291           3,034           2,294           8% 43%
Shareholders' Equity 2,176           2,166           1,998           0% 9%

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73%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 9/30/07 are as follows:
In the Right Places
$24.5 Billion in Assets $16.9 Billion in Deposits 323 Branches
1 At 9/30/07
*Projected Population change from 2006-2011
Source: US Census Bureau
AL 16%
GA 6%
FL 59%
Corp 8%
TX 7%
NV 4%
FL 61%
AL 24%
TX 4%
GA 4%
NV 4%
Corp 3%
NV 15
TX 16
FL 183
GA 19
AL  90

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Superior Projected Population Growth
Source: SNL Financial
Deposit data as of 6/30/06
Population growth deposit weighted by county
2006 - 2011 Population Growth
Colonial BancGroup 11.92%
SunTrust Banks 10.50
South Financial Group 9.90
Compass Bancshares 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Total U.S. 6.66

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0.21%
0.29%
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.78%
0.85%
1.25%
0.46%
0.16%
4.09%
1.13%
0.94%
0.90%
0.86%
1.06%
1.41% 1.41%
1.03%
0.63%
0.47%
0.49%
0.57%
1
1.48%
2.23%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 9/30/07
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion
(as originally reported)
NPAs Consistently Below Industry
1 At 6/30/07

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Net Charge-Offs/Average Loans
(as originally reported)
1 YTD 6/30/07 Annualized
2 Annualized
0.33%
0.09%
0.13%
0.18%
0.23%
0.26%
0.21% 0.21%
0.28%
0.29%
0.31%
0.19%
0.14%
0.12%
0.18%
2
1.02%
0.57%
0.46%
0.52%
0.58%
0.65%
0.66%
0.75%
1.06%
1.04%
0.73%
0.68%
0.47%
0.58%
1
1.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sep
YTD
2007
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion